Exhibit 10.11(a)

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
              (AMONG RADICA USA, RADICA GAMES LTD & PATRICK FEELY)



         THIS AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT ("Amendment No. 1") is made as of December 12, 1997, by and among Radica Enterprises Ltd., dba Radica USA Ltd., a Nevada corporation ("Radica USA"), Radica Games Limited, a company incorporated under the laws of Bermuda ("Radica Games"), and Patrick Feely (referred to hereinafter as "Employee").


                               W I T N E S S E T H

         WHEREAS, Radica USA, Radica Games and Employee entered into an Employment Agreement dated May 16, 1997 (the "Employment Agreement");

         WHEREAS, the signatories hereto desire to amend a provision of the Employment Agreement;

         NOW, THEREFORE, the parties hereto agree that the Employment Agreement is hereby amended as follows:

                  (1) It is agreed that the renewal date of the Employment Agreement has been amended to December 13 effective from this Amendment No. 1. The next renewal date of the Employment Agreement will be
                           December 13, 1998.


         THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA.

         This Amendment No. 1 may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Except as expressly provided in this Amendment No. 1, all of the terms, covenants, conditions, restrictions and other provisions contained in the Employment Agreement, as previously amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment No. 1 to the Employment Agreement has been duly executed and delivered by the individual party hereto and the duly authorized officers of the



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corporate parties hereto as of the date first hereinabove written.


                                         RADICA GAMES LIMITED



                                         By: /s/ David C.W. Howell
                                            ------------------------------
                                         Name: David C.W. Howell


                                         RADICA USA



                                         By: /s/ Graham Cotton
                                            ------------------------------
                                         Name: Graham Cotton



                                         /s/ Patrick Feely
                                         ---------------------------------
                                         Patrick Feely